Claims and Accounts Receivable	12 Months Ended
Dec. 31, 2020
Revenue from Contract with Customer [Abstract]
Claims and Accounts Receivable	Claims and Accounts Receivable Our claims and accounts receivable balance not expected to be collected within the next 12 months was $30 million and $59 million as of December 31, 2020 and 2019, respectively. Claims and accounts receivable primarily reflect claims filed with the U.S. government related to payments not yet received for costs incurred under various U.S. government cost reimbursable contracts within our GS business segment. These claims relate to disputed costs or contracts where our costs have exceeded the U.S. government's funded value on the task order. Included in these amounts is $1 million and $28 million as of December 31, 2020 and 2019, respectively. The remaining assets and liabilities associated with the previously issued Form 1s issued by the U.S. government questioning or objecting costs billed to them are immaterial to our consolidated balance sheet as of December 31, 2020 as a result of an unfavorable FKTC containers claim ruling. See Note 15 "U.S. Government Matters" for additional information. The amount also includes $29 million and $31 million as of December 31, 2020 and 2019, respectively, related to contracts where our reimbursable costs have exceeded the U.S. government's funded values on the underlying task orders or task orders where the U.S. government has not authorized us to bill. We believe the remaining disputed costs will be resolved in our favor, at which time the U.S. government will be required to obligate funds from appropriations for the year in which resolutions occur.